Exhibit 32.2

Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Immunoclin Corporation, (the “Company”) on Form 10-K/A for the year ended January 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Scott Munro, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ J. Scott Munro

J. Scott Munro

Chief Financial Officer, Principal Accounting Officer

July 7, 2014